Varo Systems, Inc.
                     Varo Holdings Corp.
                     TPG Partners, L.P.
                 201 Main Street, Suite 2420
                   Fort Worth, Texas 76102

                      December 20, 1994

Imo Industries Inc.
1009 Lenox Drive, Building 4 West
P.O. Box 6550
Lawrenceville, N.J. 08648
Attention: Thomas J. Bird, Esq.
           Senior Vice President and General Counsel

Gentlemen:

     Pursuant to Section 14.03 of that certain Asset
Purchase Agreement dated as of October 14, 1994, by and among Imo Industries Inc., Baird Corporation, Optic
Electronic International, Inc., TPG Partners, L.P. and
Varo Systems, Inc. (formerly Varo Acquisition Corp.)(the
"Asset Agreement")and Section 8.2 of that certain Stock
Purchase Agreement dated as of November 11, 1994, among
Varo, Inc., Imo Industries International, Inc., Varo
Systems, Inc. and Varo Holdings Corp. (the "Stock
Agreement"), the undersigned hereby terminate each of the Asset Agreement and the Stock Agreement effective as of the close of business on December 20, 1994, due to a failure to be satisfied as of the close of business on December 20, 1994, of the conditions contained in
Section 8.12 of the Asset Agreement and Section 6.3 of the Stock Agreement.

                      Sincerely yours,

                      VARO SYSTEMS, INC.

                      By:/s/WILLIAM S. PRICE
                      William S. Price, Vice President


                      VARO HOLDINGS CORP.

                      By:/s/WILLIAM S. PRICE
                      William S. Price, President


                      TPG PARTNERS, L.P.
                      By:  TPG GenPar, L.P., General Partner
                           By:  TPG Advisors, Inc., General Partner

                                By:/s/WILLIAM S. PRICE
                                   William S. Price, Vice President

cc: Baker & Botts, L.L.P.
    The Warner
    1299 Pennsylvania Avenue, N.W.
    Washington, D.C. 20004-2400
    Attention: Daniel J. Riley, Esq.